Exhibit 99.1
Harris Corporation Provides Fiscal 2012 Initial
Non-GAAP Guidance of $5.10 to $5.20 EPS
Company Expects Continued Growth in Revenue and Earnings
MELBOURNE, FL, March 16, 2011 — Harris Corporation (NYSE: HRS), an international communications and information technology company, today provided initial non-GAAP net income guidance for fiscal year 2012, beginning July 2, 2011, of $5.10 to $5.20 per diluted share ($4.93 to $5.03 per diluted share on a GAAP basis), an increase of 5 to 7 percent, compared with the mid-point of fiscal 2011 non-GAAP guidance. Non-GAAP guidance for fiscal 2011 and fiscal 2012 excludes acquisition-related costs. Revenue for fiscal 2012 is expected to be in a range of $6.4 billion to $6.6 billion, representing an increase of 7 to 10 percent above the fiscal 2011 guidance stated below. The company announced the initial guidance in advance of its annual analyst meeting, scheduled for March 17-18 in Melbourne, Florida.
Guidance for both fiscal 2011 and 2012 reflects the inclusion of the Schlumberger Global Connectivity Services business and Carefx acquisitions, which are expected to close in early April 2011. Including these acquisitions, fiscal 2011 guidance for non-GAAP net income is expected to be in the range of $4.80 to $4.90 per diluted share ($4.61 to $4.71 per diluted share on a GAAP basis) and revenue is expected to be approximately $6.0 billion. A reconciliation of GAAP to non-GAAP financial measures is provided in Table 1, along with an accompanying note.
“We expect fiscal year 2012 to be another year of growth in revenue and earnings,” said Howard L. Lance, chairman, president and chief executive officer. “Our core businesses, recent acquisitions, and expansion of our core capabilities into adjacent high-growth markets position us well for fiscal 2012 and beyond.”
Harris will host a live audio webcast and listen-only conference call on Thursday, March 17, at 1 p.m. ET in conjunction with its annual analyst meeting being held in Melbourne, Florida. The webcast and call will include Howard L. Lance, chairman, president and chief executive officer, presenting a business strategy review, and Gary L. McArthur, senior vice president and chief financial officer, providing a financial summary.
The webcast will be broadcast live via the Internet at http://www.harris.com/webcast. The dial-in numbers for the conference calls are (866) 383-8008 (U.S.) and (617) 597-5341 (International), using participant code 39104725. A replay of the conference call will be available on the Harris website beginning at 4 p.m. ET on March 17.

About Harris Corporation
Harris is an international communications and information technology company serving government and commercial markets in more than 150 countries. Headquartered in Melbourne, Florida, the company has approximately $6 billion of annual revenue and more than 16,000 employees — including nearly 7,000 engineers and scientists. Harris is dedicated to developing best-in-class assured communications® products, systems, and services. Additional information about Harris Corporation is available at www.harris.com.
Non-GAAP Financial Measures
This press release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC, including fiscal 2011 and 2012 guidance for net income per diluted share, and the percentage increase of fiscal 2012 non-GAAP guidance for net income per diluted share over fiscal 2011 non-GAAP guidance for net income per diluted share, in each case excluding acquisition-related costs. Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris business trends and to understand Harris performance. In addition, Harris may utilize non-GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.
Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this release include but are not limited to: earnings and revenue guidance for fiscal 2011 and fiscal 2012; statements regarding the expected timing of the closing of the acquisitions of the Schlumberger Global Connectivity Services business and Carefx; and statements regarding outlook. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The company’s consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; our ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including our ability to manage and integrate acquired businesses; performance of our subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of our IT networks and systems or those we operate for customers; the potential impact of satellite bandwidth constraints on our managed satellite communications services; changes in future business conditions that could cause business investments and/or recorded goodwill to become impaired; and the general downturn in the global economy. Further information relating to factors that may impact the company’s results and forward-looking statements are disclosed in the company’s filings with the SEC. The forward-looking statements contained in this release are made as of the date of this release, and the company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
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Investor Relations inquiries: Pamela Padgett at 321-727-9383, or pamela.padgett@harris.com
Media inquiries: Jim Burke at 321-727-9131, or jim.burke@harris.com
For additional information, contact Harris Corporation at webmaster@harris.com.

Table 1
HARRIS CORPORATION
Reconciliation of FY ‘12 GAAP Net Income per Diluted Share Guidance
to FY ‘11 GAAP Net Income per Diluted Share Guidance
and FY ‘12 Non-GAAP Net Income per Diluted Share Guidance
(Unaudited)

	Fiscal Year
	2011	2012	Percent
	(Guidance)	(Guidance)	Change *

GAAP net income per diluted common share	$4.61 to $4.71	$4.93 to $5.03	6% to 8%
Charges associated with acquisitions (A)	.19	.17

Non-GAAP net income per diluted common share	$4.80 to $4.90	$5.10 to $5.20	5% to 7%

*	Based on mid-point of fiscal 2011 guidance.
Note to table 1:
Note A — Adjustment for estimated pre-tax charges of $31.7 million ($.19 per diluted share) for fiscal 2011 and estimated pre-tax charges of $28.6 million ($.17 per diluted share) for fiscal 2012 related to integration and other costs associated with our acquisitions of CapRock Communications and key infrastructure assets of the government business of Core180, Inc., and our pending acquisitions of the Global Connectivity Services business from Schlumberger Information Solutions (an operating unit of Schlumberger Limited) and Carefx Corporation.